Award Timing Disclosure	12 Months Ended
Mar. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policy on Granting Equity Awards
We have a written equity award policy that provides the authority and the procedure for granting awards. The Compensation Committee has the authority to make all equity awards to employees of the Company. In addition, within certain limitations, the Compensation Committee may delegate authority to our CEO to make awards to employees below the named executive officer level.

Our policy requires that the exercise price of stock options be no less than the closing price of our stock on the grant date. Subject to applicable local law, the grant date for equity awards to all eligible participants, including our named executive officers, is on the first business day after the annual meeting that our stock trading window is open and that is not otherwise within our stock trading blackout policy. Our policy also states that we will not purposely accelerate or delay the public release of material information in consideration of a pending equity grant in order to allow an award recipient to benefit from a more favorable stock price. During fiscal year 2025, we did not make any grants of stock options within four days before or less than one day after the release of material non-public information. These procedures provide assurance that grant dates are not being manipulated to result in an exercise price that is favorable to us or our employees.

Award Timing Predetermined	false
Award Timing, How MNPI Considered	During fiscal year 2025, we did not make any grants of stock options within four days before or less than one day after the release of material non-public information. These procedures provide assurance that grant dates are not being manipulated to result in an exercise price that is favorable to us or our employees.
MNPI Disclosure Timed for Compensation Value	false